UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

U.S. GLOBAL INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas 78229
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.25 par value per share	GROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 1, 2023, U.S. Global Investors, Inc. (the “Company”) reached a determination to restate the Company’s consolidated financial statements and related disclosures for the fiscal year ended June 30, 2022, and for the three months ended September 30, 2022. For additional information about the restatement and related matters, please see Item 4.02 below.

As previously disclosed, the Company did not file its Quarterly Report on Form 10-Q for the three and six months ended December 31, 2022, by the prescribed due date. The Company’s delay in completing such filing is due to additional time needed by the Company to determine the fair value on certain corporate investments, which is complete. Additionally, errors have been detected in fair value calculations performed by a third party on certain corporate investments, and the Company is taking the necessary time to thoroughly and properly reflect the corrected valuations in the June 30, 2022, Form 10-K restatement, and after that is complete, will take the necessary time to thoroughly and properly reflect the corrected valuations in the September 30, 2022, Form 10-Q restatement. The Company is working diligently to file its restated Form 10-K/A-2 for the fiscal year ended June 30, 2022, Form 10-Q/A for the three months ended September 30, 2022, and its Quarterly Report on Form 10-Q for the three and six months ended and as of December 31, 2022, as soon as practicable.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 1, 2023, the Company’s audit committee (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, and as discussed with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm for the previously issued financial statements, concluded that the Company’s audited financial statements as reported in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2022, filed with the SEC on September 1, 2022, and the financial statements as reported in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November 10, 2022, should no longer be relied upon due to inaccurate fair value measurements of a certain corporate investment (the “Non-Reliance Periods”).

As a result, the Company will restate its financial results for the Non-Reliance Periods to reflect the corrected fair value measurements of the investment (the “Restatements”).

Fair Value Restatements

As a result of errors detected in the fair value calculations performed by a third party, the fair value of a corporate investment in common share purchase warrants was overstated at June 30, 2022, and September 30, 2022, resulting in an understatement of investment loss and an overstatement of net income for both periods; and for the fiscal year ended June 30, 2022, an overstatement of basic and diluted earnings per share. As a result of the errors, investments in equity securities were overstated, deferred tax assets were understated, and equity was overstated as of June 30, 2022, and September 30, 2022.

Additionally, an error was detected in the fair value calculations for a corporate investment in unsecured convertible debentures, as a result, the fair value was overstated at June 30, 2022, and September 30, 2022. As a result of the error, other comprehensive income was overstated, investments in available-for-sale debt securities were overstated, deferred tax assets were understated, and equity was overstated.

The foregoing error with respect to the fair value of the corporate investment in unsecured convertible debentures also had an immaterial effect on the Company’s annual consolidated financial statements for the year ended June 30, 2021, and unaudited consolidated financial statements for the periods ended September 30, 2021, December 31, 2021, and March 31, 2022 (collectively, the “Revision Periods”). While the Audit Committee and management concluded that this accounting error had an immaterial impact on the Revision Periods, those financial statements will be revised in the June 30, 2022, Form 10-K/A.

The Company intends to, as soon as practicable, restate the consolidated financial statements for the fiscal year ended and as of June 30, 2022, on Form 10-K/A-2 and the consolidated financial statements for the three months ending and as of September 30, 2022, on Form 10-Q/A. The Company also intends to file the Quarterly Report on Form 10-Q for the three and six months ended December 31, 2022, as soon as practicable.

Management’s Report on Internal Control Over Financial Reporting

Management identified a deficiency in the design and operating effectiveness of the Company’s internal controls as of June 30, 2022, and September 30, 2022, that represents a material weakness in our internal control over financial reporting. The deficiency is the result of the inadequate design of controls to measure the fair value of the Company’s investments and overreliance on the work of a third-party specialist resulting in undetected errors in the valuation of certain investments. Management is in the process of designing and implementing remediation efforts intended to address the material weakness.

Disclosures About Forward-Looking Statements

All the above statements regarding the expected impact of the restatements constitute forward-looking statements that are based on our current expectations. The final amounts and the detailed presentation of the restatements will be included in our upcoming filings after we have completed our work on the restatements, and BDO USA, LLP have completed their review of the financial statements for the restatement period, and the Audit Committee has completed its final review of the financial statements for the restatement period. There can be no assurance that this information will not change, possibly materially, before we file the restated financial statements.

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “estimate,” or “continue,” and similar expressions or variations. Forward-looking statements include statements regarding expected materiality or significance, and any anticipated conclusions of the Company, the Audit Committee or management. Such forward-looking statements are subject to risks and uncertainties and other factors that could cause actual results, as well as expectations regarding materiality or significance, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements.

Item 9.01 — Financial Statement and Exhibits

Exhibit 99.1 – Press Release issued by U.S. Global Investors, Inc. Dated March 6, 2023, U.S. Global Investors Continues Share Repurchases in February and Provides Update on Financial Statements
Exhibit 104 –  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc. By:/s/ Lisa Callicotte Lisa Callicotte CFO

Dated:     March 6, 2023